Stock-Based Compensation (Stock Option Weighted-Average Grant-Date Fair Value Information And Related Valuation Assumptions, Excluding Exchanged Grants And Performance-Accelerated Options) (Detail) (USD $)
	12 Months Ended
	Dec. 31, 2011 Year		Dec. 31, 2010 Year		Dec. 31, 2009 Year
Stock options and SARs, granted	34,000		2,176,000
Expected term (years)	6.0	[1]	6.0	[1]	6.0	[1]
Expected volatility	95.30%	[1]	92.80%	[1]	55.70%	[1]
Expected dividend yield	0.50%	[1]	0.50%	[1]	0.50%	[1]
Risk-free interest rate	2.90%	[1]	2.90%	[1]	2.70%	[1]
Stock Compensation Plan
Stock options and SARs, granted	2,730,000	[1]	3,240,000	[1]	3,456,000	[1]
Fair value per options and SARs	3.19	[1]	10.48	[1]	1.34	[1]
Stock Appreciation Rights (SARs)
Maximum share value at exercise of SARs	75.00	[1]

[1]	Fair value information and related valuation assumptions have been revised for the years 2010 and 2009 to include SARs. Prior to the change, only stock option information and valuation assumptions were presented.